                                                                   Exhibit 10.19



             REGISTRATION RIGHTS, LOCK--UP AND REDEMPTION AGREEMENT

                                  BY AND AMONG

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.,

                      BRADLEY OPERATING LIMITED PARTNERSHIP

                                       AND

                            THE HOLDERS NAMED HEREIN

                                  May 17, 2002


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                                      -i-


                                TABLE OF CONTENTS


                                                                                PAGE
1.       Certain Definitions.....................................................1
2.       Disposition Restrictions................................................4
3.       [Intentionally Omitted].................................................7
4.       [Intentionally Omitted].................................................7
5.       Registration............................................................7
6.       State Securities Laws...................................................8
7.       Expenses................................................................9
8.       Indemnification by the Company..........................................9
9.       Covenants of the Holder.................................................10
10.      Suspension of Registration Requirement; Restriction on Sales............11
11.      Black-Out Period........................................................11
12.      Additional Shares.......................................................12
13.      Contribution............................................................12
14.      No Other Obligation to Register.........................................12
15.      Amendments and Waivers..................................................13
16.      Notices.................................................................13
17.      Successors and Assigns..................................................14
18.      Counterparts............................................................14
19.      Governing Law...........................................................14
20.      Severability............................................................14
21.      Entire Agreement........................................................14
Schedule A - List of Holders
Schedule B - List of Permitted Distributees

              REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION AGREEMENT

         This Registration Rights, Lock-Up and Redemption Agreement (this "AGREEMENT") is entered into as of May 17, 2002 (the "EFFECTIVE DATE") by and among Heritage Property Investment Trust, Inc., a Maryland corporation (the "COMPANY"), Bradley Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP") and the Persons named on SCHEDULE A hereto (each a "HOLDER" and, collectively, the "HOLDERS").

         WHEREAS, the Holders have received on the date hereof common units (the "UNITS") of limited partnership interests in the Partnership, pursuant to that certain Contribution Agreement, dated as of April 24, 2002, by and among the Holders, Pioneer Management Services Company LLC, the Partnership and the Company (the "CONTRIBUTION AGREEMENT");

         WHEREAS, the Units are being issued to the Holders in a private placement transaction and accordingly constitute restricted securities;

         WHEREAS, upon the presentation of Units to the Partnership for redemption in accordance with the terms hereof and the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended or restated from time to time, the "PARTNERSHIP AGREEMENT"), the Units may be exchanged for shares of common stock of the Company, par value $.001 per share ("COMMON STOCK"), and the Company has agreed to provide certain registration rights to the Holders in respect of such Common Stock, and the Holders have agreed to certain restrictions on the transferability and redemption of the Units and such Common Stock; and

         WHEREAS, it is a condition precedent under the Contribution Agreement that each of the Company, the Partnership and the Holders enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, in addition to the other terms defined herein, the following capitalized terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms of the terms defined):

         "AGREEMENT" shall have the meaning set forth in the preamble hereto.

         "AMEX" shall mean the American Stock Exchange.

         "CHARITABLE ORGANIZATION" shall mean any organization described in
Section 501(c)(3) of the Internal Revenue Code.

         "COMMON STOCK" shall have the meaning set forth in the recitals hereto.

         "COMPANY" shall have the meaning set forth in the preamble hereto.

         "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the recitals hereto.

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                                      -2-


         "DISPOSE" and "DISPOSITION" means any offer, pledge, sale, contract to sell, grant of an option to sell or other disposition, whether direct or indirect; PROVIDED, THAT redemption of the Units, the exchange or conversion of Units into Common Stock or other securities of the Company or the Partnership or any exchange of Units with respect to the Partnership or Common Stock with respect to the Company, in a merger, reorganization, recapitalization or other similar transaction shall not be included in this definition.

         "EFFECTIVE DATE" shall have the meaning set forth in the preamble hereto.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "GENERAL PARTNER" shall mean Heritage-Austen Acquisition, Inc., the general partner of the Partnership, or its successors and assigns.

         "HOLDER" or "HOLDERS" shall have the meaning set forth in the preamble hereto.

         "INDEMNITEE" shall have the meaning set forth in SECTION 8.

         "LOCK-UP PERIOD" shall have the meaning set forth in SECTION 2(b).

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASDAQ NMS" shall mean the NASDAQ National Market System.

         "NON-REDEMPTION PERIOD" shall have the meaning set forth in SECTION
2(a).

         "NYSE" shall mean the New York Stock Exchange.

         "PARTNERSHIP" shall have the meaning set forth in the preamble hereto.

         "PARTNERSHIP AGREEMENT" shall have the meaning set forth in the recitals hereto.

         "PERMITTED DISTRIBUTEE" means (i) a direct or indirect holder of equity interests in a Holder and (ii) any Person listed on SCHEDULE B hereto, in either case that has delivered to the Company a Representation Letter (as defined in the Contribution Agreement) or has caused a representative appointed by such Person (which representative qualifies as an Accredited Investor (as defined in the Contribution Agreement)) to deliver to the Company a Representation Letter on such Person's behalf.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

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                                      -3-


         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5(d) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a Holder, the fees and disbursements of counsel representing a Holder in connection therewith as provided in Section 7, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder, all of which shall be borne by such Holder in all cases.

         "REGISTRABLE SHARES" (a) when used with respect to a Holder, shall mean the Shares of such Holder, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or (iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision) and (b) when used without reference to a Holder, shall mean Registrable Shares of all Holders.

         "REGISTRATION STATEMENT" shall have the meaning set forth in Section 5(a) hereof.

         "RULE 144" means Rule 144 (or any successor provision) under the Securities Act.

         "RULE 144 TRANSACTION" means a transfer of Shares (a) complying with Rule 144 under the Securities Act as such Rule is in effect on the date of such transfer (but only including a sale pursuant to a "brokered transaction" as defined in clauses (1) and (2) of Paragraph (g) of such Rule as in effect on the date hereof), and (b) occurring at a time when Shares are registered pursuant to
Section 12 of the Exchange Act (or any successor to such Section).

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SHARES" (a) when used with respect to a Holder, shall mean any Common Stock issued or issuable to such Holder upon redemption, conversion or in exchange for Units or other securities of the Company or the Partnership held by such Holder, and (b) when used without reference to a Holder, shall mean the Shares of all Holders; PROVIDED, THAT any Common Stock issued in respect of Shares as a stock dividend or in connection with a stock split, reorganization, reclassification, merger, consolidation or similar event also shall be deemed to be "Shares" for purposes of this Agreement.

         "SHELF REGISTRATION EXPIRATION DATE" shall have the meaning set forth in Section 5(a).

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                                      -4-


         "SUSPENSION EVENT" shall have the meaning set forth in Section 10(b).

         "UNITS" shall have the meaning set forth in the recitals hereto.

         2. DISPOSITION RESTRICTIONS.

         (a) NON-REDEMPTION PERIOD. Each Holder hereby agrees that for a period of three hundred seventy five (375) days after the Effective Date (the "NON-REDEMPTION PERIOD"), such Holder will not seek the redemption or exchange of the Units, and prior to the expiration of such period, the Partnership, the General Partner and the Company will be under no obligation to recognize with respect thereto the redemption or exchange rights set forth in the Partnership Agreement with respect to the Units. Commencing on the day immediately following the expiration of the Non-Redemption Period, all such Units shall be redeemable at the option of each Holder thereof in accordance with and subject to the provisions of Section 3.2 of the Partnership Agreement; PROVIDED, HOWEVER, that, notwithstanding Section 3.2 of the Partnership Agreement to the contrary, Units shall only be redeemable for shares of Common Stock.

         (b) LOCK-UP PERIOD. Each Holder hereby agrees that for a period of one
(1) year after the date hereof (the "LOCK-UP PERIOD"), such Holder will not Dispose of any Units without the prior written consent of the Company, which consent may be withheld in its sole discretion; PROVIDED, HOWEVER, that, subject to SECTION 2(d) and the provisions of SECTION 12.2(C) of the Partnership Agreement, each Holder may:

                  (i) Dispose of Units to a Permitted Distributee;

                  (ii) Dispose of Units pursuant to a pledge, grant of security interest or other encumbrance to secure the repayment of a loan, provided that such Holder shall have (A) first obtained the written agreement of the pledgee not to exercise its rights to foreclose with respect to such Units until after the first (1st) anniversary of the date hereof and (B) submitted a copy of such agreement and pledge to the General Partner;

                  (iii) Make intervivios intra-family Dispositions for estate planning purposes;

                  (iv) Dispose of Units upon death of a Holder to such Holder's estate, executor, administrator or personal representative or to such Holder's heirs or beneficiaries pursuant to a devise or bequest or by laws of descent and distribution; and

                  (v) Dispose of Units to a Charitable Organization;

and PROVIDED, FURTHER, that such transferring Holder shall, in connection with any Disposition, at the request of the Company, provide evidence reasonably satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act. To the extent that there is an inconsistency between the provisions of this Section 1(b) and Article XII of the Partnership Agreement, this Section 1(b) shall control.

         (c) After expiration of the Lock-up Period, each Holder agrees that it will not Dispose of any Units or any Shares, EXCEPT that (subject to SECTION 2(d)):

                  (i) Dispose of Units to a Permitted Distributee;

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                                      -5-


                  (ii) a Holder may Dispose of any Units or any Shares with the prior written consent of the General Partner or the Company, as the case may be, which may be withheld in their sole and absolute discretion;

                  (iii) a Holder may Dispose of Units or Shares upon the death of a Holder to such Holder's estate, executor, administrator or personal representative or to such Holder's heirs or beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

                  (iv) a Holder may make intervivos intra-family Dispositions for estate planning purposes;

                  (v) a Holder may Dispose of Units or Shares pursuant to a pledge, grant of security interest or other encumbrance to secure the repayment of a loan, provided that, with respect to a pledge of Units, such Holder shall have (A) first obtained the written agreement of the pledgee to exercise its redemption rights with respect to any pledged Units pursuant to Section 3.2.C of the Partnership Agreement immediately upon taking any action with respect to such Units and (B) submitted a copy of such agreement and pledge to the General Partner; and

                  (vi) a Holder may Dispose of Units or Shares to a Charitable Organization;

and PROVIDED, HOWEVER, that such transferring Holder shall, in connection with any Disposition, at the request of the Company, provide evidence reasonably satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act. To the extent that there is an inconsistency between the provisions of this Section 1(c) and Article XII of the Partnership Agreement, this Section 1(c) shall control.

         (d) BINDING OBLIGATION; CERTAIN PROVISIONS OF ORGANIZATIONAL DOCUMENTS. If a Holder Disposes of Units or Shares under any provision of this Section 2, such Units or Shares shall remain subject to this Agreement and, as a condition of the validity of such Disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Holder for purposes of this Agreement. The provisions set forth in this Agreement permitting Dispositions of the Shares or Units shall not be deemed in any manner to limit any provision of the Company's Articles of Amendment and Restatement or the Partnership Agreement which sets forth other restrictions or limitations on the transferability of Shares or Units.

         (e) Any attempted Disposition in violation of the terms of this Agreement shall be ineffective to vest in any purported transferee any right, title, or interest in or to the Units or the Shares purported to be Disposed of, and the Company shall not recognize any such purported transferee as the holder or owner of such Units or Shares for any purpose, including without limitation for purposes of exercising voting rights or rights to receive dividends or other distributions in respect of such Units or Shares.

         (f) The restrictions on Dispositions contained in this Section 2 shall terminate, with respect to Shares only, on the effective date of the Registration Statement; PROVIDED, HOWEVER, that the foregoing shall not be deemed in any manner to limit any provision of the Company's Articles of Amendment and Restatement which sets forth other restrictions on the transferability of Shares or Units.

         3. [Intentionally Omitted].

         4. [Intentionally Omitted].

         5. REGISTRATION.

         (a) FILING OF SHELF REGISTRATION STATEMENT. Subject to the conditions set forth in this Agreement, the Company shall cause to be filed by April 29, 2003, a registration statement under Rule 415 under the Securities Act relating to (i) the issuance to all Holders of Registrable Shares upon the redemption of Units or in exchange for Units, and (ii) the sale by any Holder, including a Holder who is an affiliate of the Company (as defined in Rule 144(a) under the Securities Act), of all of the Registrable Shares of such Holder or Holders in accordance with the terms hereof (the "REGISTRATION STATEMENT"), and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as of the sixtieth (60th) day following the filing of the Registration Statement with the SEC. The Company agrees to use reasonable efforts to keep the Registration Statement, after its date of effectiveness, continuously effective with respect to the Registrable Shares of all Holders until the earlier of (a) the date on which the Holders no longer hold any Registrable Shares or (b) the date on which all of the Registrable Shares held by all Holders have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "SHELF REGISTRATION EXPIRATION DATE").

         (b) The Company shall only be required to file one Registration Statement.

         (c) NOTIFICATION AND DISTRIBUTION OF MATERIALS. The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to such Holder (at the Company's cost) such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement and such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

         (d) AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by all Holders or issued in accordance with the intended method of issuance by the Company or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this SECTION 5. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or a Holder's ownership interests in its Registrable Shares that is reasonably necessary to permit the sale of such Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

         (e) In event that the Registrable Shares being registered by the Company pursuant to the Registration Statement are to be sold by the Holders in an underwritten public offering, the Company shall use its reasonable efforts to enter into such customary agreements (including underwriting agreements in customary form), to provide such customary opinions of counsel and "comfort" letters and take all such other actions as the underwriters of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         (f) NOTICE OF CERTAIN EVENTS. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

         At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

         6. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of the Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its reasonable efforts to cause such filings to become effective in a timely manner; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

         7. EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

         8. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with a Holder (each, an "INDEMNITEE"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with the Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, THAT the Company shall not be liable to such Indemnitee or any Person who participates as an underwriter in the offering or sale of Registrable Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee, or (ii) a Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to such Holder by the Company at or prior to the time such action is required by the Securities Act to the selling broker for delivery to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final amended or supplemented prospectus.

         9. COVENANTS OF THE HOLDER. Each of the Holders (severally and not jointly) hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares and such other information as the Company may reasonably request in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver to the selling broker or to otherwise cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by the Registration Statement from such Holder, (c) to sell such Holder's Registrable Shares only in the manner set forth in the Registration Statement, (d) to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time the Registration Statement remains effective, (e) to suspend sales during the periods when sales are to be suspended pursuant to Section 10, (f) to furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with federal and applicable state securities laws, (g) to comply with any stop transfer orders placed with the transfer agent with respect to the certificates representing the Registrable Shares, provided that such stop transfer orders are consistent with the other provisions of this Agreement, and (h) to indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, who controls the Company within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon
(i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, its plan of distribution or its ownership interests, which was furnished to the Company by such Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be), or (ii) the failure by such Holder to deliver to the selling broker or to otherwise cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the shares covered by such Registration Statement from such Holder through no fault of the Company.

         10.      SUSPENSION OF REGISTRATION REQUIREMENT; RESTRICTION ON SALES.

         (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

         (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company, if the Company is advised in writing by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering, or (ii) the existence of material, nonpublic information relating to the Company which, in the reasonable opinion of the Company, would not be appropriate for disclosure during that time (such unforeseen circumstances being hereinafter referred to as a "SUSPENSION EVENT") that would make it impractical or inadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing; provided, however, that in no event shall such period of suspension last for longer than one-hundred twenty (120) days from its inception. The Company shall notify each Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 10(b), nature of any Suspension Event.

         11. BLACK-OUT PERIOD. Each Holder agrees that, following the effectiveness of the Registration Statement, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state securities commission at any time after such Holder has received notice from the Company to temporarily suspend sales as a result of the occurrence or existence of any Suspension Event so that the Company promptly may correct or update the Registration Statement or such filing. During such period, the Company will not be obligated to effect redemptions of Units if such redemptions and the issuance of Shares in connection therewith would violate the Securities Act in the reasonable judgment of the Company. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

         12. ADDITIONAL SHARES. The Company, at its option, may register, under the Registration Statement and any filings with any state securities commissions filed pursuant to this

Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

         13. CONTRIBUTION. If the indemnification provided for in Sections 8 and 9 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or in writing by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of any indemnifying party to contribute under this Section 13 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under SECTIONS 8 or 9 hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this SECTION 13 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         Notwithstanding the provisions of this SECTION 13, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         14. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to any Holder to register the Registrable Shares under the Securities Act.

         15. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of two-thirds of the aggregate of all Shares held by (or issuable to) all Holders.

         16. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered (i) personally with proof of receipt, or (ii) by registered or certified mail (return receipt requested), postage prepaid, or (iii) by courier or overnight delivery service, or (iv) by facsimile transmission, with confirmation of receipt, to the respective parties at the following addresses or fax numbers (or at such other address for any party as shall be specified by like notice, PROVIDED, THAT notices of a change of address shall be effective only upon receipt thereof):

         IF TO THE COMPANY OR PARTNERSHIP:

                        Heritage Property Investment Trust, Inc.
                        535 Boylston Street
                        Boston, MA 02116
                        ATTENTION:   Gary Widett, Chief Operating
                                     Officer
                        TELEPHONE:   (617) 247-2200
                        FAX:         (617) 266-0885

         with a copy (which will not constitute notice pursuant to this SECTION
16) to:

                        Bingham Dana LLP
                        150 Federal Street
                        Boston, MA  02110
                        ATTENTION:   Victor A. Paci, Esq.
                        TELEPHONE:   (617) 951-8924
                        FAX:         (617) 951-8736


         If to the Holders: As listed on the
                            applicable Holder Signature Page,
                            including a copy to counsel as set
                            forth therein.

         with a copy (which will not constitute notice pursuant to this Section
16) to:

                        Paul, Hastings, Janofsky & Walker LLP
                        75 East 55th Street
                        New York, NY  10022
                        ATTENTION:   Mark Schonberger, Esq.
                        TELEPHONE:   (212) 318-6859
                        FAX:         (212) 318-6971

In addition to the manner of notice permitted above, notices given pursuant to Sections 8 and 9 hereof may be effected telephonically if promptly confirmed in writing thereafter in the manner described above.

         17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by a Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to that Holder; and such Holder shall indemnify the Company and the Partnership against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals), arising out of or based upon such attempted assignment; PROVIDED, THAT, the Holder may assign its rights hereunder to any Person to whom such Holder may Dispose of Shares and/or Units pursuant to SECTION 2 hereof.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

         20. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         21. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    HERITAGE PROPERTY INVESTMENT TRUST, INC.


                                    By:
                                        ----------------------------------------
                                        Name:  Gary Widett
                                        Title: Senior Vice President


                                    BRADLEY OPERATING LIMITED
                                    PARTNERSHIP

                                    By:  Heritage-Austen Acquisition, Inc.,
                                             Its General Partner


                                    By:
                                        ----------------------------------------
                                        Name:  Gary Widett
                                        Title: Senior Vice President

                                    HOLDERS:


                                    -----------------------------------
                                    Michael J. Falcone


                                    -----------------------------------
                                    Michael P. Falcone


                                    -----------------------------------
                                    Mark G. Falcone


                                    -----------------------------------
                                    Daniel J. Murphy


                                    -----------------------------------
                                    Dale L. Van Epps


                                    -----------------------------------
                                    Kevin L. Kane


                                    -----------------------------------
                                    Mark A. Belanger

                                    PIONEER ASSOCIATES NO. 2 L.P.

                                    BY:  PIONEER DEVELOPMENT COMPANY,
                                         INC., ITS GENERAL PARTNER

                                         By:
                                             -----------------------------------
                                         Name:  Dale L. Van Epps
                                         Title: Senior Vice President

                                    MICHAEL J. FALCONE FAMILY TRUST No. 1

                                    By:
                                        ---------------------------------
                                    Name:  Robert G. Falcone
                                    Title: Trustee


                                    MICHAEL J. FALCONE FAMILY TRUST No. 2

                                    By:
                                        ---------------------------------
                                    Name:  Robert G. Falcone
                                    Title: Trustee


                                    MICHAEL J. FALCONE FAMILY TRUST No. 3

                                    By:
                                        ---------------------------------
                                    Name:  Robert G. Falcone
                                    Title: Trustee


                                    MICHAEL J. FALCONE FAMILY TRUST No. 4

                                    By:
                                        ---------------------------------
                                    Name:  Robert G. Falcone
                                    Title: Trustee

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Michael J. Falcone
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Michael P. Falcone
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Mark G. Falcone
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Daniel J. Murphy
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Dale L. Van Epps
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Kevin L. Kane
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            ---------------------------------
                                            Mark A. Belanger
                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                            Pioneer Associates No. 2, L.P.

                                            By:
                                                --------------------------------
                                            Name:  Dale L. Van Epps
                                            Title: General Partner

                                            Date:  May ___, 2002



                                            Address for notice:



                                            With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                           MICHAEL J. FALCONE FAMILY TRUST No. 1

                                           By:
                                               ---------------------------------
                                           Name:  Robert G. Falcone
                                           Title: Trustee



                                           Address for notice:



                                           With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.

                                           MICHAEL J. FALCONE FAMILY TRUST No. 2

                                           By:
                                               ---------------------------------
                                           Name:  Robert G. Falcone
                                           Title: Trustee



                                           Address for notice:



                                           With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.

                                           MICHAEL J. FALCONE FAMILY TRUST No. 3

                                           By:
                                               ---------------------------------
                                           Name:  Robert G. Falcone
                                           Title: Trustee



                                           Address for notice:



                                           With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.

                                           MICHAEL J. FALCONE FAMILY TRUST No. 4

                                           By:
                                               ---------------------------------
                                           Name:  Robert G. Falcone
                                           Title: Trustee



                                           Address for notice:



                                           With a copy to:

                   REGISTRATION RIGHTS, LOCK-UP AND REDEMPTION
                         AGREEMENT HOLDER SIGNATURE PAGE

         Reference is made to that certain Registration Rights, Lock-Up and Redemption Agreement entered into on May 17, 2002 by and among Heritage Property Investment Trust, Inc., Bradley Operating Limited Partnership, and the Holders named therein in connection with the contribution and conveyance of properties and assets located in Pittsfield, Massachusetts, Traverse City, Michigan, Bedford, New Hampshire and Watertown, New York. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.

                                            PIONEER ASSOCIATES NO. 2 L.P.

                                            BY:  PIONEER DEVELOPMENT COMPANY,
                                                 INC., ITS GENERAL PARTNER

                                                 By:
                                                     ---------------------------
                                                 Name:  Dale L. Van Epps
                                                 Title: Senior Vice President

                                                                      SCHEDULE A


                                 LIST OF HOLDERS


Michael J. Falcone
Michael P. Falcone
Mark G. Falcone
Daniel J. Murphy
Dale L. Van Epps
Kevin L. Kane
Mark A. Belanger
Pioneer Associates No. 2, L.P.
Michael J. Falcone Family Trust No. 1
Michael J. Falcone Family Trust No. 2
Michael J. Falcone Family Trust No. 3
Michael J. Falcone Family Trust No. 4

                                                                      SCHEDULE B


                             PERMITTED DISTRIBUTEES



                                      NONE